                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 21, 1999, relating to the financial statements and financial statement schedule, which appear in Maxtor Corporation's Annual Report on Form 10-K for the year ended December 26, 1998.


PricewaterhouseCoopers LLP

San Jose, California
September 9, 1999